UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

  _________________________________________________________________

FORM 8-K

 _________________________________________________________________

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2020

CURE PHARMACEUTICAL HOLDING CORP.
(Exact name of registrant as specified in its charter)

Delaware	333-204857	37-1765151
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1620 Beacon Place

Oxnard, California 93033

(Address of principal executive offices) (Zip Code)

(805) 824-0410

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.07 - Submission of Matters to a Vote of Security Holders

Cure Pharmaceutical Holding Corp. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on September 23, 2020. On July 28, 2020, the record date for determining stockholders entitled to vote at the Annual Meeting (the “Record Date”), there were 51,056,638 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”) outstanding. Holders of 31,480,644 shares of Common Stock (representing 61.65% of the shares of Common Stock outstanding on the Record Date) were present or represented by proxy at the Annual Meeting, constituting a quorum. During the Annual Meeting, the stockholders of the Company voted on two proposals described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on August 7, 2020. The results for each matter voted on by the stockholders during the Annual Meeting were as follows:

Proposal 1: The stockholders of the Company elected Robert Davidson, William Yuan, Gene Salkind, M.D., Ruben King-Shaw, Jr., Joshua Held, Lauren Chung, Ph.D., Anya Goldin, and John Bell (collectively, the “Nominees”) to the Board of Directors, each for a one-year term ending at the Annual Meeting of Stockholders to be held in 2021 and until their successor has been duly elected and qualified, or until their earlier death, resignation or removal. The results of the stockholders’ vote with respect to the election of the Nominees were as follows:

Nominee	Term Expiring	For	Withheld
Robert Davidson	2021	26,113,406	82,315
William Yuan	2021	25,067,146	1,128,575
Gene Salkind, M.D.	2021	26,109,206	86,515
Ruben King-Shaw, Jr.	2021	25,197,346	998,375
Joshua Held	2021	25,065,195	1,130,526
Lauren Chung, Ph.D.	2021	26,115,706	80,015
Anya Goldin	2021	26,115,606	80,115
John Bell	2021	25,891,062	304,659

Broker Non-Votes: 5,284,923

Proposal 2: The stockholders of the Company ratified the appointment of RBSM LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The results of the stockholders’ vote with respect to such ratification were as follows:

For	Against	Abstain
31,401,762	31,962	46,920

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CURE PHARMACEUTICAL HOLDING CORP.

Dated: September 24, 2020	By:	/s/ Robert Davidson
Robert Davidson
Chief Executive Officer

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